UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2008
DUKE ENERGY CAROLINAS, LLC
(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-04928	56-0205520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202-1904
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events
     On April 9, 2008, Duke Energy Carolinas, LLC (the “Company”) entered into an underwriting agreement, dated as of April 9, 2008, with Barclays Capital Inc., Banc of America Securities LLC, and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $300,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 5.10% Series B due 2018 (the “2018 Mortgage Bonds” ) and $600,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 6.05% Series B due 2038 (together with the 2018 Mortgage Bonds, the “Mortgage Bonds”).  The Mortgage Bonds were sold to the Underwriters at a discount to their principal amount.  The Mortgage Bonds will be issued under the First and Refunding Mortgage, dated as of December 1, 1927, as amended by the Eighty-Seventh Supplemental Indenture (the “Supplemental Indenture”), dated as of April 14, 2008, between the Company and The Bank of New York Trust Company, N.A., as Trustee.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Supplemental Indenture, which is attached hereto as Exhibit 4.1, and the Underwriting Agreement, which is attached hereto as Exhibit 99.1. Such exhibits are incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits
(d)	Exhibits.

4.1	Eighty-Seventh Supplemental Indenture, dated as of April 14, 2008, between Duke Energy Carolinas, LLC and The Bank of New York Trust Company, N.A., as Trustee.

99.1	Underwriting Agreement, dated as of April 9, 2008, with Barclays Capital Inc., Banc of America Securities LLC, and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein, in connection with Duke Energy Carolinas, LLC’s issuance and sale of $300,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, 5.10% Series B due 2018 and $600,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, 6.05% Series B due 2038.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC

Date: April 15, 2008	By:	/s/ Robert T. Lucas III
	Name:	Robert T. Lucas III
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Eighty-Seventh Supplemental Indenture, dated as of April 14, 2008, between Duke Energy Carolinas, LLC and The Bank of New York Trust Company, N.A., as Trustee.

99.1
Underwriting Agreement, dated as of April 9, 2008, with Barclays Capital Inc., Banc of America Securities LLC, and Greenwich Capital Markets, Inc., as representatives of the several underwriters named therein, in connection with Duke Energy Carolinas, LLC’s issuance and sale of $300,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, 5.10% Series B due 2018 and $600,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, 6.05% Series B due 2038.

4